united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Breithorn Long/Short Fund

Class I - BRHIX

October 31, 2016

Breithorn Capital Management LLC
509 Madison Avenue
New York, NY 10022

Dear Shareholder,

Class I shares of the Breithorn Long/Short Fund returned -0.32% in the fiscal year ended October 31, 2016. In comparison, the S&P 500 index returned 4.51% during the period. The Fund’s long portfolio sold off dramatically in the first half of the year, and despite a significant rebound in the second half, trailed the broader market for the year. In addition, the Fund’s short portfolio experienced moderate losses in a rising stock market. In a very difficult year for hedge funds and active stock pickers in general, the Fund did manage to outperform the HFRX Equity Hedge Index, which returned -2.16% during the period.

The stock market went on an unpleasant rollercoaster ride during the fiscal year. Stocks began plummeting in January due to widespread fear regarding the consequences of economic weakness in China, weak commodity prices, and rising interest rates in the U.S. At its trough in early February, the S&P 500 had declined 11.43%, and the value stocks on which we focus were even harder hit. Investor anxiety subsided following continued positive U.S. economic data and dovish comments by the Fed, and the market rebounded sharply in late February and March. In June, the market experienced another bout of volatility following the U.K.’s surprise vote to “Brexit”. The subsequent decline was short-lived, as investors quickly determined that the direct negative impact on the U.S. economy would likely be limited. In the rally that followed, the stock market quickly reached new highs.

We are cautiously optimistic about the current investment environment. Given generally positive U.S. economic data and job creation, we believe current modest economic growth is sustainable, despite the prospect of slowly rising interest rates. However, we are mindful of the fact that broad stock market valuations are somewhat elevated despite an “earnings recession” that has reduced corporate profits in recent quarters. We are also monitoring a political climate that is increasingly hostile to business and free trade. Considering these macroeconomic risks, we decided to reduce the Fund’s gross and net exposure during the year by exiting some of our lower conviction long positions and adding short positions in segments of the market where we believe valuations are stretched.

As always, we focus most of our energy on bottom-up investing, and from this perspective we are continuing to find attractive long and short investment opportunities. We believe that our strategy of being net long cheap stocks with solid fundamentals, resilient balance sheets, and company-specific catalysts, could be profitable over the long-term, despite any macro-economic bumps in the road.

Value stocks have started to perform better recently, and we are hopeful that this marks the beginning of a mean reversion that will provide a tailwind in coming years. While the stock market overall is not cheap, we believe that many stocks in our long portfolio are undervalued and irrationally out of favor. As of fiscal year-end, 36% of the Fund’s long holdings trade at a discount of 25% or more to their 52-week highs. The Fund continues to maintain long and short positions that, in aggregate, trade at a significant premium and discount, respectively, to the market. The table below shows the long and short portfolio valuations relative to the S&P500 at fiscal year-end:

Portfolio Valuation
As of 31 October 2016	BRHIX Longs	S&P 500	BRHIX Shorts
Price / Earnings	12.4	18.8	24.3
Price / Sales	0.5	1.8	2.1
Price / Book Value	1.2	2.6	3.7

Data Source: FactSet consensus estimates, BCM estimates

The most significant positive contributors to performance during the year included Market Vectors Gold Miners ETF (GDX), Ingram Micro, Inc. (IM), and Kulicke & Soffa Industries, Inc. (KLIC). The biggest detractors from performance were GNC Holdings, Inc. (GNC), Era Group, Inc. (ERA), and Bed Bath & Beyond, Inc. (BBBY).

2016 Contributors
Top 3	Position Size	Bottom 3	Position Size
	As of 31 October		As of 31 October
Market Vectors Gold Miners ETF	0.0%	GNC Holdings, Inc.	2.0%
Ingram Micro, Inc.	7.4%	Era Group, Inc.	1.7%
Kulicke & Soffa Industries, Inc.	7.2%	Bed Bath & Beyond, Inc.	2.7%

Portfolio holdings are subject to change at any time and should not be considered investment advice

GDX (Market Vectors Gold Miners ETF), an ETF consisting of blue chip gold mining stocks, appreciated dramatically along with the price of gold. Over the course of the year, investor sentiment towards gold and gold miners became much more positive due in part to increased macroeconomic uncertainty. We began purchasing gold miners for the Fund in late 2014 because we believed they were inexpensive, trading at single digit multiples of cash earnings assuming a normalized gold price of $1,300 per ounce. In addition, we believed gold would provide a hedge against macroeconomic shocks and unintended consequences of monetary easing around the world. This was proven correct. Following the rally, gold mining stocks were no longer sufficiently cheap to justify owning them from a bottom-up perspective. By late June, the GDX share price had risen 66% for the fiscal year, and we therefore sold short a similar gold mining ETF to lock in significant gains. In order to achieve long-term capital gains treatment, we unwound these offsetting positions in October when the Fund’s holding period for GDX reached one year.

IM (Ingram Micro, Inc.) is the world’s largest electronics distributor, serving as a middleman between large enterprise technology companies and small business customers. We were attracted to IM for several reasons. First, we believed that IM was a good business, with competitive advantages due to economies of scale, and margin expansion opportunities related to the growth of its value-added services. Second, we concluded that IM was relatively inexpensive, with a free cash flow yield of greater than 10%. Importantly, management had recently committed to returning this cash to shareholders via accretive stock repurchases. Given IM’s ample and steady free cash flow, we also believed there was a chance that the company could become a buyout target in the future. We were right, as IM agreed to be acquired in February by Tianjin Tianhai, a Chinese conglomerate, for $38.90 per share, representing a 31% premium to the previous closing price. At year-end we continue to hold our position in anticipation of the deal closing by December.

KLIC (Kulicke and Soffa Industries, Inc.) is a leading manufacturer of wire bonding equipment which is used for semiconductor assembly. The wire bonding industry is essentially a duopoly, and KLIC has a dominant market share of over 70%. Sales of semiconductors and related equipment are cyclical, and the company has benefitted from a demand recovery in recent quarters. KLIC continues to hold a massive net cash position amounting to 54% of its market capitalization as of year-end. We believe the market is applying a discount to KLIC shares due to fears that the company will squander this cash on a poor acquisition or hoard it indefinitely. In this regard, we believe there are several options available to the company to unlock value for shareholders, including a sale of the business. In September, we issued a public letter to KLIC’s board of directors expressing our views. Since that time, the company appointed a well-qualified new CEO which was positively received by the market. During the year, shares of KLIC appreciated 25% to $13.24 per share, and we believe that the shares remain undervalued.

GNC (GNC Holdings, Inc.), a leading global retailer of nutraceuticals, was the largest detractor from annual returns. We began buying GNC shares for the Fund in December 2015 because of the company’s strong competitive position in a growing market, and the stock’s low valuation at 10x earnings. At the time, negative regulatory and media attention had weighed on GNC’s performance, and we believed this headwind would ultimately dissipate. Subsequently, the company has reported consecutive quarters of weaker than expected sales, and its CEO resigned, causing the share price to decline from $29.75 to $13.43 during the year. It appears that weak foot traffic at shopping malls, competition from mass retailers, and the lingering impact of negative media coverage has impacted GNC more than we anticipated. However, the company remains highly profitable, and the stock now trades at a free cash flow yield of approximately 21% based on this year’s consensus estimate. We continue to believe that GNC has a strong brand, and that its unique vertically integrated business model provides a competitive advantage. In addition, the company remains on track to re-franchise 200 company-owned stores this year, which should reduce the capital intensity of the business and improve margins. This shift should ultimately enable GNC to garner a higher valuation multiple, in-line with competitors that have a high percentage of franchise locations. Finally, the company has publicly stated that it is exploring strategic alternatives which could potentially result in a sale of the business at a considerably higher price.

ERA (Era Group, Inc.) provides helicopter transportation services to the offshore oil and gas industry, primarily in the Gulf of Mexico. The stock price declined 46% to $7.55 during the year, due to a continued weak outlook for offshore drilling activity. However, we believe that ERA’s business is far more resilient than many other companies in the oil services sector, and that the stock is undervalued based on its asset value and future earnings power. While ERA ultimately depends on capital spending by oil and gas companies, only 20% of the company’s revenue is tied to drilling and exploration, with the balance driven by production. We believe the marginal cost of production for ERA’s customers is $10 to $15 per barrel, and we therefore expect they will continue to operate despite low oil prices. Based on the appraised value of ERA’s helicopters and assuming a 20% discount, the company has a net asset value of $25 per share, more than three times the year-end share price. ERA’s helicopters can be used for a variety of other purposes, such as tourism, search and rescue, and air medical services, and ERA has historically had success realizing value for its fleet. Over time, the company has sold more than 100 helicopters, typically at a healthy premium to book value. In our opinion, this asset value provides solid downside protection. With a modest recovery in oil prices, we believe ERA’s cash earnings could be as high as $1.50 per share in future years. Applying a multiple of 10x to this earnings power implies significant upside potential. In the meantime, we believe the company has sufficient balance sheet strength to weather a protracted industry downturn.

BBBY (Bed Bath & Beyond, Inc.) is the leading specialty retailer of housewares in the U.S. We were initially attracted to the company because of its dominant market position, high historical returns on capital, and low valuation. Then as now, BBBY was out of favor because the company was facing sales growth and margin pressure due to on-line competition. We believed that BBBY’s earnings were temporarily depressed due to its heavy investments in ecommerce, and that sales growth would improve as these investments began to pay off. In addition, we believed earnings per share would continue to increase even without revenue growth, due to the company’s large accretive share repurchases. Unfortunately, BBBY’s ecommerce investments have yet to bear fruit, and sales have stagnated while gross margins have continued to decline. Over the past year investors have lost confidence in the turnaround and the stock has dropped from $59.63 to $40.42, primarily due to a decline in its valuation multiple. While we acknowledge the possibility that BBBY’s business model is in secular decline, we have not yet concluded that this is the case. As of year-end the Fund continues to hold the stock, given its attractive free cash flow yield of over 10% and strong balance sheet.

As of fiscal year-end, the Fund is 94% long and 39% short, for a net exposure of 55%. While our net exposure is at the lower end of the Fund’s target range, we are monitoring several attractive long investment opportunities and believe that the Fund will be best served if we remain patient and take advantage of market volatility to initiate new positions. In total, the Fund is invested in a portfolio of companies that we believe offers a compelling risk/reward. In the short-term, we are unable to predict where interest rates will go or what the market’s reaction will be. We therefore remain focused on the underlying fundamentals of the Fund’s holdings, which we expect will drive long-term results for shareholders.

Sincerely,

Breithorn Capital Management LLC

3853-NLD-12/01/2016

Breithorn Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

The Fund’s performance figures(a) for the period ended October 31, 2016, compared to its benchmark:

		Inception(c) through
	1 Year	October 31, 2016
Breithorn Long/Short Fund Class I	(0.32)%	(3.95)%
HFRX Equity Hedge Index (d)	(2.16)	(1.72)
S&P 500 Total Return Index (b)	4.51%	3.28%

(a)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2017 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 2.00% for Class I. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-798-3878.

(b)	The Standard and Poor’s (“S&P 500”)500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

(c)	Inception date is December 23, 2014.

(d)	Hedge Fund Research (HFRX) Equity Hedge Index. HFR is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFR Indices are considered the industry standard benchmarks of hedge fund performance.

Comparison of the Change in Value of a $100,000 Investment

The Fund’s Portfolio Allocation is as follows:

Industries	Portfolio Composition as of October 31, 2016

Auto Manufacturers	8.3%
Insurance	7.9%
Distribution/Wholesale	7.4%
Retail	7.3%
Semiconductors	7.2%
Commercial Services	5.3%
Banks	5.1%
Electric	4.1%
Healthcare Services	4.1%
Savings & Loans	4.1%
Other Assets in Excess of Liabilities	39.2%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed description of the Fund’s holdings.

Breithorn Long/Short Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Fair Value
	COMMON STOCK - 93.6%
	AEROSPACE - 2.6%
8,975	KLX, Inc.*	$308,919

	AUTO MANUFACTURERS - 8.3%
24,750	Blue Bird Corp. ^*	365,062
19,350	General Motors Co. ^	611,460
		976,522
	AUTO PARTS & EQUIPMENT - 2.5%
10,450	Allison Transmission Holdings, Inc.^	306,081

	BANKS - 5.1%
22,950	Citizens Financial Group, Inc.^	604,503

	COMMERCIAL SERVICES - 5.3%
23,270	Devry Education^	528,229
5,529	Vectrus, Inc. *	92,721
		620,950
	COMPUTERS - 3.3%
485,425	Quantum Corp. *	388,437

	DISTRIBUTION/WHOLESALE - 7.4%
23,500	Ingram Micro, Inc.^	874,200

	DIVERSIFIED FINANCIAL SERVICES - 3.9%
12,850	FNF Group ^	461,444

	ELECTRIC - 4.1%
23,200	Calpine Corp. *	276,080
19,900	NRG Energy, Inc.	211,537
		487,617
	HEALTHCARE-SERVICES - 4.1%
3,870	Laboratory Corp of America Holdings ^*	485,066

	HOLDING COMPANIES - 3.8%
24,300	Leucadia National Corp^	453,681

	HOME BUILDERS - 3.2%
17,690	M/I Homes, Inc.*	380,512

	INSURANCE - 7.9%
9,750	American International Group, Inc. ^	601,575
9,550	XL Group PLC ^	331,385
		932,960
	OIL & GAS - 1.7%
26,820	ERA Group ^*	202,491

See accompanying notes to financial statements.

Breithorn Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value

	PACKAGING & CONTAINERS - 3.7%
23,020	Owens-Illinois, Inc. *	$444,286

	PHARMACEUTICALS - 2.9%
4,100	Perrigo CO. PLC	341,079

	RETAIL - 7.3%
7,830	Bed Bath & Beyond, Inc. *^	316,489
25,900	Express, Inc.*	311,318
17,600	GNC Holdings, Inc.^	236,368
		864,175
	SAVINGS & LOANS - 4.1%
39,050	Investors Bancorp, Inc.^	478,753

	SEMICONDUCTORS - 7.2%
64,730	Kulicke & Soffa Industries, Inc. ^*	857,025

	TELECOMMUNICATIONS - 3.1%
11,550	General Communication, Inc.*	182,952
6,920	Telephone & Data Systems, Inc.	178,813
		361,765
	TRANSPORTATION - 2.1%
42,730	Ardmore Shipping Corp.	249,970

	TOTAL COMMON STOCK ( Cost - $11,646,634)	11,080,436

	SHORT-TERM INVESTMENTS - 5.4%
640,174	Fidelity Institutional Money Market Fund - Treasury Only Class I Portfolio, 0.22% **	640,174
	(Cost - $640,174)

	TOTAL INVESTMENTS - 99.0% (Cost - $12,286,808) (a)	$11,720,610
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%	112,631
	TOTAL NET ASSETS - 100.0%	$11,833,241

See accompanying notes to financial statements.

Breithorn Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value
	SECURITIES SOLD SHORT - 39.0%
	COMMON STOCK - 27.4%
	APPAREL - 3.1%
900	Hermes International	$364,147

	AUTO MANUFACTURERS - 1.8%
1,100	Tesla Motors, Inc. *	217,503

	BANKS - 3.9%
3,200	Bank of the Ozarks, Inc.	118,272
1,900	BOK Financial Corp.	134,938
3,830	Commonwealth Bank of Australia	213,891
		467,101
	BIOTECHNOLOGY - 0.9%
4,400	Intrexon Corp.*	114,840

	COMMERCIAL SERVICES - 4.7%
4,200	Brink’s Co.	166,110
5,509	Cardtronics PLC*	275,450
3,200	Healthcare Services Group, Inc.	118,304
		559,864
	DISTRIBUTION\WHOLESALE - 2.3%
8,300	LKQ Corp. *	267,924

	DIVERSIFIED FINANCIAL SERVICE - 1.5%
950	Credit Acceptance Corp.	174,895

	ENGINEERINGS & CONSTRUCTION - 1.1%
14,850	Layne Christensen Co.*	127,264

	HEALTHCARE - 2.0%
1,650	Chemed Corp.	233,343

	LEISURE TIME - 1.7%
9,250	Planet Fitness, Inc.*	196,100

	RETAIL - 1.6%
800	Ulta Salon Cosmetics & Fragrance, Inc.*	194,672

	SOFTWARE - 2.8%
2,400	ServiceNow, Inc. *	210,984
1,350	Workday, Inc. *	117,018
		328,002

	TOTAL COMMON STOCK (Proceeds - $3,104,967)	3,245,655

See accompanying notes to financial statements.

Breithorn Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 6.1%
2,350	Consumer Discretionary Select Sector SPDR Fund	$183,535
2,350	iShares Russell 1000 ETF	239,089
6,100	Utilities Select Sector SPDR Fund	301,523
	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $738,947)	724,147

	REAL ESTATE INVESTMENT TRUST (REITs) - 5.5%
4,950	Douglas Emmett, Inc.	180,675
900	Essex Property Trust, Inc.	192,681
600	Simon Property Group, Inc.	111,576
1,650	SL Green Realty Corp.	162,063
	TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds - $688,958)	646,995

	TOTAL SECURITIES SOLD SHORT (Proceeds - $4,532,872)	$4,616,797

*	Non-Income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2016.

^	All or a portion of the security held as collateral for securities sold short as of October 31, 2016. Total collateral for securities sold short is $7,235,719.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $7,754,017 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$893,572
Unrealized depreciation:	(1,543,776)
Net unrealized depreciation:	$(650,204)

See accompanying notes to financial statements.

Breithorn Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS
Investment securities:
At cost	$12,286,808
At fair value	$11,720,610
Segregated Cash at broker	4,336,747
Cash denominated in foreign currency at fair value (Cost $483,639)	472,170
Receivable for securities sold	98,555
Due from advisor	3,509
Dividends and interest receivable	3,389
Prepaid expenses	4,071
TOTAL ASSETS	16,639,051

LIABILITIES
Securities sold short, at fair value (Proceeds $4,532,872)	4,616,797
Payable to related parties	16,286
Payable for securities purchased	149,811
Dividends payable	996
Accrued expenses	21,920
TOTAL LIABILITIES	4,805,810
NET ASSETS	$11,833,241

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$12,748,638
Accumulated net investment loss	(149,499)
Accumulated net realized loss from Investment, Securities sold short and Foreign currency transactions	(104,306)
Net unrealized depreciation on investments, Securities sold short and Foreign currency translations	(661,592)
NET ASSETS	$11,833,241

Net Asset Value Per Share:
Shares:
Net Assets	$11,833,241
Shares of beneficial interest outstanding	1,274,907

Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share (a)	$9.28

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%

See accompanying notes to financial statements.

Breithorn Long/Short Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016*

INVESTMENT INCOME
Dividends	$230,208
Interest	281
TOTAL INVESTMENT INCOME	230,489

EXPENSES
Investment advisory fees	177,770
Short sale dividend and interest expense	160,443
Administrative services fees	47,433
Legal Fees	30,812
Transfer agent fees	29,094
Fund accounting fee	25,747
Audit Fees	22,666
Custodian fees	14,461
Compliance officer fees	14,400
Trustees’ fees and expenses	12,918
Printing and postage expenses	9,189
Registration fees	4,320
Insurance expense	1,030
TOTAL EXPENSES	550,283

Fees waived by the Advisor	(152,838)
NET EXPENSES	397,445

NET INVESTMENT LOSS	(166,956)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	94,906
Securities sold short	(198,353)
Foreign currency transactions	(1,735)
Net Realized Loss	(105,182)

Net change in unrealized appreciation on:
Investments	121,126
Securities sold short	75,714
Foreign currency translations	15,136
Net change in unrealized appreciation on:	211,976

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	106,794

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,162)

*	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

See accompanying notes to financial statements.

Breithorn Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year Ended	Ended
	October 31, 2016	October 31, 2015(1)
FROM OPERATIONS
Net investment loss	$(166,956)	$(105,075)
Net realized gain (loss) on Investments, Securities sold short and Foreign currency transactions	(105,182)	8,164
Net change in unrealized appreciation (depreciation) on Investments, Securities sold short and Foreign currency translations	211,976	(873,568)
Net decrease in net assets resulting from operations	(60,162)	(970,479)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	13,288,683
Net asset value of shares issued in
Payments for shares redeemed	(424,801)	—
Net increase (decrease) in net assets from shares of beneficial interest	(424,801)	13,288,683

TOTAL INCREASE (DECREASE) IN NET ASSETS	(484,963)	12,318,204

NET ASSETS
Beginning of Period	12,318,204	—
End of Period *	$11,833,241	$12,318,204
* Includes accumulated net investment loss of:	$(149,499)	$(96,580)

SHARE ACTIVITY
Shares sold	—	1,323,598
Shares redeemed	(48,691)	—
Net increase (decrease) in Shares of beneficial interest outstanding	(48,691)	1,323,598

(1)	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

See accompanying notes to financial statements.

Breithorn Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Period Ended
	October 31, 2016	October 31, 2015(a)

Net asset value, beginning of year	$9.31	$10.00
Net investment loss (c)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments	0.10	(0.61)
Total from investment operations	(0.03)	(0.69)
Net asset value, end of year	$9.28	$9.31
Total return (h)	(0.32)%	(6.90	)% (e)

Net assets, end of year(000s)	$11,833	$12,318

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (b)(f)	4.62%	3.66	% (d)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (b)(f)	3.28%	3.07	% (d)
Ratio of net expenses net assets including dividends from securities sold short and interest expense (b)	3.34%	2.59	% (d)
Ratio of net expenses net assets excluding dividends from securities sold short and interest expense (b)	2.00%	2.00	% (d)
Ratio of net investment loss to average net assets (b)(g)	(1.40)%	(1.01	)% (d)
Portfolio Turnover Rate	47%	79	% (e)

(a)	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

(b)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(c)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(d)	Annualized.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Recognition of net investment loss is affected by the timing and declaration of dividends by underlying investment companies in which the Fund invests.

(h)	Total return represents aggregate total return based on NAV and does not reflect a sales charge.

See accompanying notes to financial statements.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

The Breithorn Long/Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a Delaware statutory trust organized on June 8, 2012. The Fund may issue an unlimited number of shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 23, 2014. The investment objective is to seek long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at their public offering price, which is net asset value (“NAV”), plus the applicable sales charge of 5.75% and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Class I shares are offered at NAV without an initial sales load. Class I shares may be subject to redemption fees equal to 2.00% of the amount redeemed within 90 days of purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as valuation specialist at a public

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016, for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$11,080,436	$—	$—	$11,080,436
Short-Term Investments	640,174	—	—	640,174
Total	$11,720,610	$—	$—	$11,720,610
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks*	$3,245,655	$—	$—	$3,245,655
Exchange Traded Funds	724,147	—	—	724,147
Real Estate Investment Trusts	646,995	—	—	646,995
Total	$4,616,797	$—	$—	$4,616,797

*	Refer to the Portfolio of Investments for classifications.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015) or expected to be taken in the Fund’s tax returns for the year ended October 31, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollar. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollar using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended October 31, 2016, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $5,862,344 and $7,078,560, respectively. Purchases and proceeds from securities sold short amounted to $5,656,538 and $7,080,341, respectively.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Therefore, the ultimate cost to the Fund to acquire these borrowed securities may exceed the liability reflected in these financial statements.

Segregated Cash at Broker – The Fund has $4,336,747 of cash on hand at a prime broker representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Breithorn Capital Management LLC., serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. The Fund’s Advisor has contractually agreed to reduce the Fund’s fees and expenses until at least March 1, 2017, to ensure that total annual Fund operating expenses exclusive of certain expenses such as dividend and interest expense related to securities sold short of the Fund do not exceed 2.00% for Class I. For the year ending October 31, 2016 the Advisor earned fees in the total of $177,770.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.00% of average daily net assets attributable to Class I shares, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class I shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2016, the Advisor has

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

waived $152,838 in expenses to the Fund. As of October 31, 2016, the Advisor can recoup waived expenses of $110,929 until October 2018, and $152,838 until October 2019.

Northern Lights Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I Shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
$—	$—	$(149,499)	$(104,225)	$—	$(661,673)	$(915,397)

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $149,499.

At October 31, 2016, the fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$104,225	$—	$104,225

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of short-term capital gains, net operating losses, and foreign currency losses, resulted in reclassification for the year ended October 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(115,244)	$114,037	$1,207

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of October 31, 2016 Ronald Ulrich held 28.5% and Ronald J Ulrich Family LP held 47.9% of the voting securities of the Fund for the sole benefit of customers, respectively, and may be deemed to control the Fund. Mr. Ulrich is a related party to the management of the advisor of the Fund.

7.	REDEMPTION FEES

A 2.00% redemption fee is imposed by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as redemption of Fund shares and as a credit to paid-in-capital. For the year ended October 31, 2016, the Fund received $0 in redemption fees.

8.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601-3370 T 312.856.0200 F 312.565.4719 www.GrantThornton.com
Board of Trustees and Shareholders
Breithorn Long/Short Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Breithorn Long/Short Fund (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2016, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights for the period December 23, 2014 (commencement of operations) though October 31, 2015 were audited by other auditors whose report thereon dated December 29, 2015, expressed an unqualified opinion on the financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Breithorn Long/Short Fund as of October 31, 2016, and the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 29, 2016

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Breithorn Long/Short Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2016

Approval of Advisory Agreement – Breithorn Long/Short Fund

At a meeting held on October 18, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the approval of an investment advisory agreement (the “Agreement”) between Breithorn Capital Management LLC (“Breithorn” or the “Adviser”) and the Trust, on behalf of the Breithorn Long/Short Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Breithorn; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions and business continuity; and (viii) performance information of the Fund compared to its benchmark index and a group of mutual funds with similar investment strategies. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry).

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Breithorn. During the Meeting, the Board was advised by, and met, in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of Breithorn, its services and the Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Breithorn related to the Agreement with the Trust on behalf of the Fund, including the Agreement, a description of the manner in which investment decisions are made and executed, an overview of the personnel that perform services for the Fund, a review of the financial condition of Breithorn, a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”), from engaging in conduct prohibited by Rule 17j-1(b), information about Breithorn’s risk management processes Breithorn’s regulatory history, and information regarding the Fund’s fees, expenses and performance as compared to other mutual funds.

In reaching their conclusions, the Board considered the experience and qualifications of Breithorn’s management team, Breithorn’s practices for executing the Fund’s investment strategies, managing risk in the Fund’s portfolio, and the performance of the Fund. The Board considered the nature of the investment services provided by Breithorn, noting that the Fund employs a tactical compilation of investment strategies that includes taking long positions in securities that are believed to be undervalued relative to estimated intrinsic value, and conversely taking short positions in securities that are believed by Breithorn to be overvalued relative to estimated intrinsic value. The Board also considered that Breithorn continually monitors and manages the Fund’s varying net long and short exposures depending on market conditions and investment opportunities. The Board also considered Breithorn’s compliance program, including its business continuity and information systems security policies, and Breithorn’s retention of an independent compliance consultant to review its compliance program. The Board also noted enhancements made to Breithorn’s policies and procedures, and determined that Breithorn has devoted sufficient resources to maintaining its compliance program. The Board concluded that Breithorn had sufficient

Breithorn Long/Short Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2016

quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Agreement and that the nature, overall quality and extent of the management services provided by Breithorn to the Fund were satisfactory and reliable.

Performance. The Board considered the performance of the Fund as compared to a group of funds selected by the Adviser that employ a similar investment strategy (long/short equity) to that of the Fund (the “Peer Group”) for various time periods, as well as compared to the other funds in the Fund’s Morningstar category and versus the Fund’s selected benchmark indices. The Board considered that for the calendar year ended December 31, 2015, the Fund underperformed the median of the Peer Group and its primary benchmark index (S&P 500 Total Return Index) and secondary index (HFRX Equity Hedge Index). The Board also considered more recent performance returns for the fiscal period from January 1, 2016 through June 30, 2016 and August 31, 2016 and found that the Fund’s performance had improved from the prior calendar year. In evaluating the performance of the Fund, the Board noted that the Fund had not been in operation for a sufficient time period to establish a meaningful long-term performance record. The Board also took into account management’s discussion of the Fund’s performance. The Board concluded that the Fund’s recent improvement in performance was indicative that Breithorn was taking appropriate steps to address the Fund’s performance.

Fees and Expenses. As to the costs of the services to be provided by Breithorn, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the Peer Group. The Board noted that Breithorn’s advisory fee of 1.50% of the Fund’s average daily net assets was approximate to the mean of the Peer Group. The Board also considered the Fund’s net expense ratio, noting that Breithorn had agreed to reimburse expenses to limit net annual operating expenses to 2.25% and 2.00% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets of Class A and Class I shares of the Fund, respectively, and that at current asset levels the Fund’s total expenses (Class I shares) were higher than the mean of the Peer Group, but were considerably lower than the highest net expense ratio of the funds comprising the Peer Group. The Board took into account the Adviser’s discussion of the Fund’s expenses. The Board also noted that Breithorn continued to waive a portion of its advisory fee. The Board also considered that the advisory fee was consistent with the lowest fee generally proposed to be charged by Breithorn for any other future accounts it advises. The Board then concluded that because of the factors listed above and in light of the advisory resources provided by Breithorn, the advisory fee paid to Breithorn was reasonable and that the overall expense ratio was acceptable.

Profitability. The Board considered Breithorn’s profitability and whether these profits, if any, are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Breithorn. The Board noted that Breithorn was currently waiving advisory fees and reimbursing expenses, and considered that based on current asset levels Breithorn’s relationship with the Fund was not profitable.

Economies of Scale. The Board considered whether Breithorn would realize economies of scale with respect to its management of the Fund as it grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered the estimated profitability analysis provided by the Adviser. The Board considered that at current asset levels, economies of scale was not a relevant consideration at this time. The Board noted that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Breithorn from its association with the Fund. The Board noted that Breithorn had identified potential “fall-out” benefits that it may receive, including an enhanced firm profile and brand recognition. The Board considered that these benefits appeared to be reasonable.

Breithorn Long/Short Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2016

Conclusion. The Board, having requested and received such information from Breithorn as it believed reasonably necessary to evaluate the terms of the Agreement, and assisted by the advice of independent counsel, and having been advised by such independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Agreement for an additional one-year term is in the best interests of the Fund and its shareholders.

Briethorn Long/Short Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2016

As a shareholder of Briethrorn Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	5/1/2016	10/31/2016	5/1/2016-10/31/2016*	5/1/2016-10/31/2016
	$1,000.00	$1012.00	$10.11	2.00%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	5/1/2016	10/31/2016	5/1/2016-10/31/2016*	5/1/2016-10/31/2016
	$1,000.00	$1,015.08	$10.13	2.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Breithorn Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

Breithorn Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 –2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present).	N/A	N/A

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3878 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3878

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Breithorn Long/Short Fund	14,000	13,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Breithorn Long/Short Fund	2,500	4,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2016 and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2016 and 2015 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: December 30, 2016